MARCH 2024

AFL-CIO HIT

AFL-CIO HOUSING INVESTMENT TRUST

COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING FINANCE

Helping Build New York City—The Union Way

The AFL-CIO Housing Investment Trust builds on nearly 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in New York City

75 Projects	**$2.0**B HIT Investment Amount	**$8.0**M Building America NMTC Allocation	**$4.9**B Total Development Cost	**44,467** Housing Units Created or Preserved (92% affordable)
26.2M Hours of Union Construction Work	**29,358** Total Jobs Across Industries	**$3.0**B Total Wages and Benefits	**$407.1**M State and Local Tax Revenue Generated	**$6.3**B Total Economic Impact



PROJECT PROFILE:
311 WEST 42ND STREET

The HIT provided $50 million of financing for the new construction of the 330-unit (25% affordable) 311 West 42nd Street in Manhattan, creating an estimated 1,995,680 hours of union construction work.



PROJECT PROFILE:
BETANCES RESIDENCES

The HIT provided $52 million of financing for the new construction of the 152-unit, all affordable, Betances Residences in the Bronx, creating an estimated 633,290 hours of union construction work.

continued

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Helping Build New York City—The Union Way MARCH 2024



Hunter's Point South Building A



1490 Southern Boulevard



Joseph P. Addabbo Family Health Center (Building America)

"When building trades' pension capital is used to finance 100% union built development in New York City, our pension funds get stronger. When the project also addresses the City's massive need for affordable housing, it is a win-win."

—Gary LaBarbera, President
Building and Construction Trades Council of Greater New York

HIGHLIGHTS OF NEW YORK CITY INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
1490 Southern Boulevard	Bronx	$35,000,000	$59,120,711	456,530
Betances Residence	Bronx	$52,000,000	$98,000,000	633,290
33 Bond Street (2017 Bonds)	Brooklyn	$20,000,000	$287,120,000	266,760
Brooklyn Crossing	Brooklyn	$100,000,000	$710,000,000	3,881,830
311 West 42nd Street	Manhattan	$50,000,000	$337,700,000	1,995,680
606 West 57th St. (2017 Bonds)	Manhattan	$20,000,000	$275,384,620	268,520
606 West 57th St. (2018 Bonds)	Manhattan	$30,000,000	$153,157,894	387,130
Penn South Cooperative (2017)	Manhattan	$55,000,000	$191,000,000	473,480
Hunter's Point South Building A	Queens	$8,265,000	$232,950,050	392,120
Joseph P. Addabbo Family Health Center	Queens	$8,000,000	$23,420,528	216,970

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. Investors may view the HIT's current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT's current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT's current portfolio; (ii) other assets in the HIT's current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT's portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

AFL-CIO HOUSING INVESTMENT TRUST 1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com